                                 [FLAG GRAPHIC]



                                    COLONIAL
                                  INCOME FUND



                            [PHOTO OF WOMAN & CHILD]



                                 ANNUAL REPORT
                               DECEMBER 31, 1995

                        COLONIAL INCOME FUND HIGHLIGHTS
                      JANUARY 1, 1995 - DECEMBER 31, 1995

INVESTMENT OBJECTIVE: Colonial Income Fund seeks as high a level of current income and total return, as is consistent with prudent risk.

STRATEGY: The Fund pursues its objective by investing primarily in corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
  (check) High monthly income
  (check) Opportunity for growth over time
  (check) A quality portfolio of bonds

PORTFOLIO MANAGER COMMENTARY: "1995 was an unusually strong year for bond funds. Early in the year, performance was dominated by U.S. government bonds which is typically the first market to benefit from interest rate declines. However, during the period, we increased our focus on corporate bonds, the primary investment of your Fund."

                        COLONIAL INCOME FUND PERFORMANCE

                                                   CLASS A            CLASS B
                                                   -------            -------
Inception date                                     12/1/69            5/15/92
Distributions declared per share                   $0.480             $0.433
SEC Yield on 12/31/95                               5.58%              5.10%

12-month total return, assuming
 reinvestment of all distributions and
 no sales charge or contingent deferred
 sales charge (CDSC)                               20.30%             19.42%

Net asset value per share at 12/31/95              $6.64              $6.64

PORTFOLIO STRUCTURE*                                              QUALITY BREAKDOWN*
(as of 12/31/95)                                                  (as of 12/31/95)
--------------------------------------------------------------    --------------------------------------------------------------
 1.   Corporate Bonds........................  68.80%              AAA...................................  29.40%
 2.   U.S. Government........................  26.20%              A.....................................  15.08%
 3.   Other..................................   5.00%              BBB...................................  36.05%
                                                                   BB and below..........................  19.47%

* There can be no guarantee the Fund will continue to maintain these sector weightings or quality breakdowns in the future. Quality breakdowns are based on total net assets.

                              PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                        [PHOTO OF JOHN A. McNEICE, JR.]

As your Fund's fiscal year ends, it is a good time to examine some facts that contributed to a memorable year for most mutual fund investors.

In general, equity investors were rewarded with unexpectedly strong corporate earnings that sent the stock market to new highs in 1995. 1996 is likely to be a good year as well although a more modest one.

Conditions in the fixed-income and municipal markets were also favorable. Those investors who stayed the course through 1994's difficult environment were amply rewarded.

Falling interest rates and controlled inflation helped the economy to grow at a comfortable pace -- a positive environment for financial markets. We expect this rate of growth and low inflation to continue into 1996. It is likely that further reductions in interest rates will take place in the first half of this year as the Federal Reserve keeps a watchful eye on inflation.

We do expect some sluggishness in the economy in the first half of the year; with some pickup in the second half of 1996. This will reflect several factors. Housing should benefit from lower interest rates and excess inventories of consumer and manufactured goods should be liquidated. Secondly, the pace of exports is likely to improve due to anticipated economic growth in Europe and Japan.

In foreign markets, we continue to find that the Pacific Rim offers the best combination of value and continued good earnings. In general, foreign markets lagged the U.S. market last year. In 1996, we could see that gap narrow.

This year, investors will pay close attention to the 1996 Presidential election. Usually, during an election year, incumbents will try to stimulate economic growth, although this familiar pattern may be altered by the current budget controversy.

Please remember that bull markets are a normal part of investing, but so are bear markets. By leaving your money invested over the long term and following a regular investment plan, you can avoid the difficulties of trying to predict short-term market movements.

With this update, I encourage you to read the following report on your Fund. We appreciate the opportunity to help you meet your investment goals.

Respectfully,

/s/ John A. McNeice, Jr.
John A. McNeice, Jr.
President
February 9, 1996

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                       PORTFOLIO MANAGEMENT REPORT

CARL ERICSON and RICHARD STEVENS are Vice Presidents of Colonial Management Associates, Inc. and Portfolio Co-managers of the Colonial Income Fund. Carl has been managing the Fund since 1981 and various other Colonial taxable income funds. Richard became Co-manager of the Fund in September of this year having joined Colonial's corporate bond research team in April of 1994.

Q: WHAT WERE THE PREVAILING ECONOMIC CONDITIONS DURING THE FUND'S FISCAL YEAR?
A: Both the stock and bond markets were bolstered by favorable economic conditions over the past 12 months. Lowered interest rates, and low inflation set the stage for improving bond prices over the year. During this period, we continued to see positive trends in the price movement of U.S. government, high yield corporate, and investment grade corporate bonds.

Q: DURING THE PERIOD, HOW DID THE FUND PERFORM RELATIVE TO THE LEHMAN MUTUAL FUND GENERAL BOND INDEX AND WHY?
A: During the period, the Fund outperformed the Lehman Mutual Fund General Bond Index, which tracks the performance of general income funds. The total return for the Fund's Class A shares, based on net asset value, was 20.30%, while the Lehman Mutual Fund General Bond Index posted a return of 19.25%.

There are basically three reasons why we outperformed the index over this period: First, we were able to take advantage of good earnings from many corporations, and the good performance of the Treasury market. A second contributor was the Fund's attention to credit selection in the corporate bond market. The third reason was our proactive management of the Fund's duration. Duration measures a portfolio's exposure to changes in interest rates. The higher the duration, the greater the gains and losses when interest rates change. By keeping a watchful eye on the Fund's duration throughout the year we were able to enhance the Fund's total return.

Q: WHAT SECTORS HAVE BEEN POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE PERIOD?
A: During the year we favored Financials, Energy, and Utilities. In fact, the Fund benefited from the performance of all three sectors. In the financial sector we witnessed more merger and consolidation activity which translated into good earnings forecasts from those companies that participated. The Energy and Utility sectors benefited from a good economy and low interest rates. We have, however, cut back the Fund's exposure to Utilities to steer away from increased regulatory issues. We reduced the Fund's position in the retail sector and instead increased our Treasury holdings. This move allowed the Fund to take advantage of attractive Treasury bond prices during the year.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?
A. We believe the economy will continue to benefit from low inflation. While we have a positive outlook for the bond market, 1996 is not likely to be as exceptional a year as 1995. We believe Colonial Income Fund can continue to provide competitive returns.

                COLONIAL INCOME FUND INVESTMENT PERFORMANCE VS.
                   THE LEHMAN MUTUAL FUND GENERAL BOND INDEX
              Change in Value of $10,000 from 12/31/85 - 12/31/95
                       Based on Net Asset Value (NAV) and
                Maximum Offering Price (MOP) for Class A Shares


                                                                 LEHMAN
                                                                 $25,118

                                                                 NAV
                               [graph]                           $23,440

                                                                 MOP
                                                                 $22,327

12/85                                                     12/95

A $10,000 investment in Class B shares made on May 15, 1992, at net asset value would have been valued at $13,401 on December 31, 1995. The same investment after deducting the applicable CDSC would have grown to $13,101 on December 31, 1995.

 AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1995 (most recent quarter end)
-------------------------------------------------------------------------------

                          Class A Shares                    Class B Shares
Inception                     12/1/69                           5/15/92
                          --------------                    --------------
                          NAV        MOP                    NAV       w/CDSC
                          ---        ---                    ---       ------
1 year                    20.30%     14.58%                 19.42%    14.42%
------------------------------------------------------------------------------
5 years                   10.82%      9.75%                    --        --
------------------------------------------------------------------------------
10 years                   8.89%      8.36%                    --        --
------------------------------------------------------------------------------
Since Inception              --         --                   8.39%     7.72%

The 30-day SEC yield on December 31, 1995, of 5.58% for Class A shares and 5.10% for Class B shares reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV return does not include sales charges or CDSC. MOP return includes the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5.00% for one year and 3.00% since inception. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                  Label                  A             B             C
                ---------           ----------    ----------    ------------
Label           CIF Chart           MOP           NAV           Lehman
-----           ---------           ----------    ----------    ------------
  1              12/85                9,525.00     10,000.00       10,000.00
  2                                   9,565.00     10,042.00       10,059.12
  3                                   9,817.00     10,306.00       10,481.36
  4                                   9,979.00     10,477.00       10,852.56
  5                                  10,061.00     10,563.00       10,901.99
  6                                  10,075.00     10,577.00       10,686.19
  7                                  10,214.00     10,724.00       10,996.00
  8                                  10,242.00     10,753.00       11,067.72
  9                                  10,396.00     10,915.00       11,359.12
 10                                  10,369.00     10,887.00       11,217.62
 11                                  10,528.00     11,053.00       11,380.44
 12                                  10,657.00     11,189.00       11,519.68
 ----------------------------------------------------------------------------
 13             12/86                10,701.00     11,234.00       11,561.68
 14                                  10,804.00     11,343.00       11,719.66
 15                                  10,953.00     11,499.00       11,796.87
 16                                  10,997.00     11,545.00       11,732.58
 17                                  10,829.00     11,369.00       11,419.86
 18                                  10,799.00     11,337.00       11,369.79
 19                                  10,890.00     11,433.00       11,510.97
 20                                  10,892.00     11,435.00       11,485.13
 21                                  10,881.00     11,423.00       11,420.52
 22                                  10,641.00     11,172.00       11,174.67
 23                                  10,694.00     11,228.00       11,594.00
 24                                  10,840.00     11,380.00       11,667.33
-----------------------------------------------------------------------------
 25              12/87               10,752.00     11,289.00       11,826.92
 26                                  11,124.00     11,678.00       12,232.04
 27                                  11,337.00     11,903.00       12,372.57
 28                                  11,282.00     11,845.00       12,250.13
 29                                  11,279.00     11,841.00       12,179.38
 30                                  11,221.00     11,780.00       12,097.97
 31                                  11,556.00     12,133.00       12,370.96
 32                                  11,515.00     12,089.00       12,300.53
 33                                  11,614.00     12,193.00       12,332.19
 34                                  11,856.00     12,447.00       12,601.95
 35                                  12,027.00     12,627.00       12,825.51
 36                                  11,985.00     12,583.00       12,680.46
-----------------------------------------------------------------------------
 37              12/88               12,092.00     12,695.00       12,723.43
 38                                  12,269.00     12,880.00       12,893.04
 39                                  12,188.00     12,796.00       12,795.48
 40                                  12,219.00     12,828.00       12,863.97
 41                                  12,400.00     13,018.00       13,136.31
 42                                  12,620.00     13,249.00       13,459.37
 43                                  12,880.00     13,523.00       13,897.76
 44                                  13,028.00     13,677.00       14,186.58
 45                                  12,904.00     13,548.00       13,966.90
 46                                  13,030.00     13,679.00       14,028.28
 47                                  13,018.00     13,667.00       14,383.00
 48                                  13,086.00     13,738.00       14,512.87
-----------------------------------------------------------------------------
 49              12/89               13,013.00     13,662.00       14,534.52
 50                                  12,859.00     13,500.00       14,335.19
 51                                  12,923.00     13,567.00       14,367.17
 52                                  12,925.00     13,569.00       14,368.14
 53                                  12,782.00     13,419.00       14,235.68
 54                                  13,013.00     13,662.00       14,649.20
 55                                  13,205.00     13,864.00       14,885.68
 56                                  13,378.00     14,045.00       15,070.47
 57                                  13,016.00     13,665.00       14,852.40
 58                                  12,887.00     13,530.00       14,975.81
 59                                  12,933.00     13,578.00       15,174.17
 60                                  13,155.00     13,811.00       15,504.34
-----------------------------------------------------------------------------
 61              12/90               13,358.00     14,024.00       15,738.56
 62                                  13,448.00     14,119.00       15,915.27
 63                                  13,901.00     14,594.00       16,051.92
 64                                  14,085.00     14,787.00       15,162.73
 65                                  14,340.00     15,055.00       16,348.81
 66                                  14,458.00     15,179.00       16,424.73
 67                                  14,498.00     15,221.00       16,406.96
 68                                  14,702.00     15,435.00       16,612.75
 69                                  14,955.00     15,701.00       16,995.58
 70                                  15,186.00     15,943.00       17,350.62
 71                                  15,323.00     16,088.00       17,505.69
 72                                  15,437.00     16,206.00       17,680.14
-----------------------------------------------------------------------------
 73              12/91               15,869.00     16,660.00       18,276.51
 74                                  15,812.00     16,601.00       18,005.46
 75                                  15,929.00     16,723.00       18,101.09
 76                                  15,921.00     16,715.00       18,002.23
 77                                  16,014.00     16,812.00       18,109.49
 78                                  16,310.00     17,123.00       18,460.98
 79                                  16,505.00     17,328.00       18,731.38
 80                                  16,875.00     17,717.00       19,210.48
 81                                  17,042.00     17,892.00       19,382.03
 82                                  17,210.00     18,068.00       19,646.02
 83                                  16,908.00     17,751.00       19,346.82
 84                                  16,999.00     17,846.00       19,331.31
-----------------------------------------------------------------------------
 85              12/92               17,271.00     18,132.00       19,662.12
 86                                  17,598.00     18,476.00       20,089.85
 87                                  18,035.00     18,934.00       20,506.92
 88                                  18,178.00     19,084.00       20,576.38
 89                                  18,266.00     19,176.00       20,734.68
 90                                  18,272.00     19,183.00       20,723.70
 91                                  18,690.00     19,622.00       21,194.08
 92                                  18,805.00     19,743.00       21,329.44
 93                                  19,283.00     20,245.00       21,819.20
 94                                  19,343.00     20,308.00       21,895.12
 95                                  19,518.00     20,492.00       21,984.61
 96                                  19,295.00     20,257.00       21,736.18
-----------------------------------------------------------------------------
 97               12/93              19,351.00     20,316.00       21,831.16
 98                                  19,697.00     20,680.00       22,159.71
 99                                  19,293.00     20,255.00       21,677.70
100                                  18,682.00     19,614.00       21,147.56
101                                  18,419.00     19,337.00       20,972.46
102                                  18,359.00     19,275.00       20,933.69
103                                  18,329.00     19,243.00       20,884.58
104                                  18,658.00     19,589.00       21,301.97
105                                  18,628.00     19,557.00       21,310.69
106                                  18,417.00     19,335.00       20,987.95
107                                  18,387.00     19,304.00       20,964.69
108                                  18,387.00     19,304.00       20,927.21
-----------------------------------------------------------------------------
109               12/94              18,560.00     19,485.00       21,065.16
110                                  18,871.00     19,812.00       21,469.63
111                                  19,280.00     20,241.00       21,967.47
112                                  19,532.00     20,506.00       22,114.79
113                                  19,881.00     20,873.00       22,423.31
114                                  20,745.00     21,779.00       23,363.09
115                                  20,840.00     21,880.00       23,549.82
116                                  20,808.00     21,846.00       23,459.04
117                                  21,134.00     22,188.00       23,759.16
118                                  21,363.00     22,428.00       24,000.49
119                                  21,626.00     22,705.00       24,352.95
120                                  21,925.00     23,018.00       24,753.87
-----------------------------------------------------------------------------
121               12/95              22,327.00     23,440.00       25,118.61

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1995 (IN THOUSANDS)

CORPORATE FIXED-INCOME BONDS & NOTES - 68.8%                  PAR                  VALUE
--------------------------------------------------------------------------------------------
CONSTRUCTION - 2.0%
  BUILDING CONSTRUCTION - 0.9%
  USG Corp.,
                        9.250%     09/15/01               $     1,500            $     1,598
                                                                                 -----------
  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION  - 1.1%
  Foster Wheeler Corp.,
                        6.750%     11/15/05                     2,000                  2,048
                                                                                 -----------
--------------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 14.3%
  DEPOSITORY INSTITUTIONS - 6.6%
  Banc One Corp.,
                        7.000%     07/15/05                     2,000                  2,108
  Capital One Bank, Inc.,
                        8.125%     03/01/00                     2,000                  2,141
  First Bank System, Inc.,
                        7.625%     05/01/05                     2,000                  2,190
  Great Western Financial Corp.,
                        8.600%     02/01/02                     3,000                  3,364
  NCNB Corp.,
                        9.125%     10/15/01                     2,000                  2,293
                                                                                 -----------
                                                                                      12,096
                                                                                 -----------
  FINANCIAL SERVICES - 1.3%
  United States Leasing International Inc.,
                        8.750%     12/01/01                     2,000                  2,272
                                                                                 -----------
  HOLDING & OTHER INVESTMENT COMPANIES - 2.0%
  Countrywide Funding Corp.,
                        6.875%     09/15/05                     3,500                  3,624
                                                                                 -----------
  NONDEPOSITORY CREDIT INSTITUTIONS - 3.2%
  General Motors Acceptance Corp.,
                        8.400%     10/15/99                     2,000                  2,166
  Green Tree Financial Corp.,
                       10.250%     06/01/02                     3,000                  3,633
                                                                                 -----------
                                                                                       5,799
                                                                                 -----------
  SECURITY BROKERS & DEALERS - 1.2%
  Lehman Brothers Holdings, Inc.,
                        8.500%     05/01/07                     2,000                  2,261
                                                                                 -----------
--------------------------------------------------------------------------------------------
MANUFACTURING - 19.4%
  CHEMICALS - 2.2%
  Agricultural Minerals Co., L.P.,
                       10.750%     09/30/03                     1,500                  1,642

                          Investment Portfolio/December 31, 1995
--------------------------------------------------------------------------------------------
  Rohm & Haas Co.,
                        9.375%     11/15/19               $     2,000            $     2,439
                                                                                 -----------
                                                                                       4,081
                                                                                 -----------
  FABRICATED METAL - 1.2%
  Masco Corp.,
                        9.000%     10/01/01                     2,000                  2,277
                                                                                 -----------
  FOOD & KINDRED PRODUCTS - 4.8%
  Coca-Cola Bottling Co.,
                        9.000%     11/15/03                     1,500                  1,504
  ConAgra, Inc.,
                        9.750%     03/01/21                     2,000                  2,616
  Nabisco, Inc.,
                        6.850%     06/15/05                     2,000                  2,040
  Ralston Purina Co.,
                        9.300%     05/01/21                     2,000                  2,499
                                                                                 -----------
                                                                                       8,659
                                                                                 -----------
  LUMBER & WOOD PRODUCTS - 1.0%
  Georgia Pacific Corp.,
                        9.625%     03/15/22                     1,500                  1,756
                                                                                 -----------
  MACHINERY & COMPUTER EQUIPMENT - 1.4%
  Tenneco Corp.,
                       10.000%     03/15/08                     2,000                  2,588
                                                                                 -----------
  PAPER PRODUCTS - 2.0%
  Buckeye Cellulose Corp.,
                        8.500%     12/15/05                     2,000                  2,045
  Stone Container Corp.,
                       10.750%     10/01/02                     1,500                  1,549
                                                                                 -----------
                                                                                       3,594
                                                                                 -----------
  PETROLEUM REFINING - 1.4%
  Pennzoil Co.,
                       10.125%     11/15/09                     1,025                  1,324
  Sun Co., Inc.,
                        9.375%     06/01/16                     1,000                  1,200
                                                                                 -----------
                                                                                       2,524
                                                                                 -----------
  PRIMARY METAL - 1.3%
  International Minerals & Chemicals Corp.,
                        9.875%     03/15/11                     2,000                  2,325
                                                                                 -----------
  PRINTING & PUBLISHING - 0.9%
  Viacom International, Inc.,
                        7.750%     06/01/05                     1,500                  1,592
                                                                                 -----------
  RUBBER & PLASTIC - 2.1%
  Armstrong World Industries, Inc.,
                        9.750%     04/15/08                     2,050                  2,644

                          Investment Portfolio/December 31, 1995
--------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.                 PAR                   VALUE
--------------------------------------------------------------------------------------------
MANUFACTURING - CONT.
  RUBBER & PLASTIC - CONT.
  Premark International, Inc.,
                       10.500%     09/15/00               $     1,000            $     1,174
                                                                                 -----------
                                                                                       3,818
                                                                                 -----------
  STONE, CLAY, GLASS & CONCRETE - 1.1%
  Owens-Illinois, Inc.,
                       10.000%     08/01/02                     2,000                  2,088
                                                                                 -----------
--------------------------------------------------------------------------------------------
MINING & ENERGY - 8.0%
  CRUDE PETROLEUM & NATURAL GAS - 0.9%
  AmeriGas Partners, L.P.,
   Series B,
                       10.125%     04/15/07                     1,500                  1,605
                                                                                 -----------
  METAL MINING - 1.1%
  Freeport-McMoran Resource Partners,
                        8.750%     02/15/04                     2,000                  2,050
                                                                                 -----------
  OIL & GAS EXTRACTION - 6.0%
  Gulf Canada Resources, Ltd.,
                        9.625%     07/01/05 (a)                 2,000                  2,085
  NGC Corp.,
                        6.750%     12/15/05                     2,000                  2,055
  Occidental Petroleum Corp.,
                       11.125%     08/01/10                     2,500                  3,507
  Oryx Energy Co.,
                       10.000%     04/01/01                     1,500                  1,667
  Santa Fe Energy Resources, Inc.,
                       11.000%     05/15/04                     1,500                  1,656
                                                                                 -----------
                                                                                      10,970
                                                                                 -----------
--------------------------------------------------------------------------------------------
RETAIL TRADE - 2.7%
  FOOD STORES - 1.4%
  Dominick's Finer Foods, Inc.,
                       10.875%     05/01/05                     1,000                  1,065
  Pathmark Stores, Inc.,
  stepped coupon,
            (10.750% 11/01/99)     11/01/03 (b)                 2,500                  1,531
                                                                                 -----------
                                                                                       2,596
                                                                                 -----------
  GENERAL MERCHANDISE STORES - 1.3%
  May Department Stores Co.,
                        8.375%     10/01/22                     2,000                  2,243
                                                                                 -----------
--------------------------------------------------------------------------------------------
SERVICES - 3.6%
  AMUSEMENT & RECREATION - 0.5%
  Trump Taj Mahal Funding, Inc., PIK,
                       11.350%     11/15/99                     1,000                    962
                                                                                 -----------

                          Investment Portfolio/December 31, 1995
--------------------------------------------------------------------------------------------
  HEALTH SERVICES - 1.9%
  Columbia/HCA Healthcare Corp.,
                        6.910%     06/15/05               $     2,000            $     2,084
  Tenet Healthcare Corp.,
                       10.125%     03/01/05                     1,250                  1,385
                                                                                 -----------
                                                                                       3,469
                                                                                 -----------
  HOTELS, CAMPS & LODGING - 1.2%
  Marriott International, Inc.,
                        7.125%     06/01/07                     2,000                  2,093
--------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 18.8%
  AIR TRANSPORTATION - 1.4%
  Federal Express Corp.,
                        9.650%     06/15/12                     2,000                  2,501
                                                                                 -----------
  COMMUNICATIONS - 7.5%
  CBS, Inc.,
                        8.875%     06/01/22                     2,000                  2,015
  Continental Cablevision, Inc.,
                        8.875%     09/15/05                     1,500                  1,579
  Cox Communication, Inc.
                        6.875%     06/15/05                     2,000                  2,075
  Mobilemedia Corp.,
                        9.375%     11/01/07                     1,500                  1,537
  News America Holding Corp.,
                        8.625%     02/01/03                     2,000                  2,244
  Tele-Communications, Inc.,
                        9.250%     01/15/23                     2,000                  2,191
  Time Warner, Inc.
                        7.750%     06/15/05                     2,000                  2,087
                                                                                 -----------
                                                                                      13,728
                                                                                 -----------
  ELECTRIC SERVICES - 3.9%
  Boston Edison Co.,
                        9.875%     06/01/20                     2,000                  2,212
  Commonwealth Edison Co.,
                        7.000%     07/01/05                     2,000                  2,057
                        9.875%     06/15/20                     1,000                  1,200
  Utilicorp United, Inc.,
                        9.000%     11/15/21                     1,500                  1,680
                                                                                 -----------
                                                                                       7,149
                                                                                 -----------
  GAS SERVICES - 2.0%
  California Energy Co., Inc.,
                        9.875%     06/30/03                     1,250                  1,306
  Panhandle Eastern Corp.,
                        8.625%     04/15/25                     2,000                  2,252
                                                                                 -----------
                                                                                       3,558
                                                                                 -----------

                          Investment Portfolio/December 31, 1995
--------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.                  PAR                  VALUE
--------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  MOTOR FREIGHT & WAREHOUSING - 1.2%
  Consolidated Freightways, Inc.,
                        9.125%     08/15/99               $     2,000            $     2,173
                                                                                 -----------
  PIPELINES - 1.6%
  McDermott, Inc.,
                        9.375%     03/15/02                     2,500                  2,876
                                                                                 -----------
  RAILROAD - 1.2%
  Union Pacific Corp.,
                        7.600%     05/01/05                     2,000                  2,184
                                                                                 -----------
  TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
                        (cost of  $115,737)                                          125,157
                                                                                 -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.2%
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 5.2%
  Federal Farm Credit Bank,
                       11.900%     10/20/97                     5,000                  5,555
                                                                                 -----------
  Federal National Mortgage Association,
                       10.350%     12/10/15                     2,000                  2,906
                                                                                 -----------
  Government National Mortgage Association:
                       Coupon     Maturities
                      ----------------------
                       10.000%    2017-2019                        58                     64
                       10.500%      2020                          276                    309
                       11.500%      2013                          111                    127
                       12.500%    2010-2014                       368                    434
                       13.000%      2011                           57                     68
                       14.000%    2011-2012                        14                     17
                                                                                 -----------
                                                                                       1,019
                                                                                 -----------
U.S. GOVERNMENT OBLIGATIONS - 21.0%
  U.S. Treasury  Bonds:
                        8.500%    11/15/00                     11,217                 12,689
                       10.750%    05/15/03                      3,349                  4,392
                       11.625%    11/15/02                      4,000                  5,382
                       12.000%    08/15/13                      3,167                  4,880
  U.S. Treasury Notes:
                        6.500%    05/15/05                      2,000                  2,128
                       10.375%    11/15/12                      1,488                  2,057
                       11.875%    11/15/03                      4,834                  6,753
                                                                                 -----------
                                                                                      38,281
                                                                                 -----------
  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                           (cost of $46,923)                                          47,761
                                                                                 -----------

                          Investment Portfolio/December 31, 1995
--------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.7%                                        SHARES
--------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.7%
  GAS SERVICES
  Enron Capital Corp.  8.00% (cost of $1,250)                      50            $     1,275
                                                                                 -----------
  TOTAL INVESTMENTS - 95.7% (cost of $163,910) (c)                                   174,193
                                                                                 -----------
  SHORT-TERM OBLIGATIONS - 2.7%                                PAR
  ------------------------------------------------------------------------------------------
  Repurchase agreement with Bankers Trust
  Securities Corp. dated 12/29/95, due 1/02/96
  at 5.700%, collateralized by U.S. Treasury notes
  with various maturities to 2000, market
  value $3,294 (repurchase proceeds $3,362)
                                                          $     3,291            $     3,291
  Repurchase agreement with Chase Securities,
  Inc. dated 12/29/95, due 1/02/96 at 5.500%,
  collateralized by U.S. Treasury notes
  with various maturities to 1996, market
  value $1,666 (repurchase proceeds $1,699)
                                                                1,664                  1,664
                                                                                 -----------
  TOTAL SHORT-TERM OBLIGATIONS                                                         4,955
                                                                                 -----------

OTHER ASSETS & LIABILITIES, NET - 1.6%                                                 2,889
--------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                              $   182,037
                                                                                 -----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

(a) This is a Canadian security. Par amount is stated in US dollars.

(b) Currently zero coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.

(c) Cost for federal income tax purposes is the same.

     Acronym                                      Name
  --------------                     -------------------------------
       PIK                                  Payment-In-Kind

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                DECEMBER 31, 1995


(in thousands except for per share amounts
  and footnotes)
ASSETS
Investments at value (cost $163,910)                                      $ 174,193
Short-term obligations                                                        4,955
                                                                          ---------
                                                                            179,148
Receivable for:
  Interest                                            $   2,870
  Fund shares sold                                          197
  Dividends                                                   8
  Other                                                      29               3,104
                                                      ---------           ---------
    Total Assets                                                            182,252

LIABILITIES
Payable for:
  Fund shares repurchased                                   199
Accrued:
  Deferred Trustees fees                                      2
  Other                                                      14
                                                      ---------
    Total Liabilities                                                           215
                                                                          ---------

NET ASSETS                                                                $ 182,037
                                                                          =========

Net asset value & redemption price per share -
Class A ($143,834/21,671)                                                 $    6.64
                                                                          =========

Maximum offering price per share - Class A
($6.64/0.9525)                                                            $    6.97(a)
                                                                          =========

Net asset value & offering price per share -
Class B ($38,203/5,756)                                                   $    6.64(b)
                                                                          =========


COMPOSITION OF NET ASSETS
Capital paid in                                                           $ 190,936
Undistributed net investment income                                              56
Accumulated net realized loss                                               (19,238)
Net unrealized appreciation                                                  10,283
                                                                          ---------
                                                                          $ 182,037
                                                                          =========

(a) On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


(in thousands)
INVESTMENT INCOME
Interest                                                                       $14,414
Dividends                                                                          100
                                                                               -------
                                                                                14,514

EXPENSES
Management fee                                               $   849
Service fee                                                      426
Distribution fee - Class B                                       223
Transfer agent                                                   384
Bookkeeping fee                                                   69
Trustees fee                                                      16
Custodian fee                                                      8
Audit fee                                                         40
Legal fee                                                          9
Registration fee                                                  24
Reports to shareholders                                            9
Other                                                             27
                                                             -------
                                                                                 2,084
                                                                               -------
       Net Investment Income                                                    12,430

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                847
Net unrealized appreciation during the period                 17,487
                                                             -------
       Net Gain                                                                 18,334
                                                                               -------
Net Increase in Net Assets from Operations                                     $30,764
                                                                               -------




See notes to financial statements.

                                  STATEMENT OF CHANGES IN NET ASSETS


                                                                Year ended
(in thousands)                                                  December 31
                                                         --------------------------
INCREASE (DECREASE) IN NET ASSETS                          1995              1994
                                                         ---------        ---------
Operations:
Net investment income                                    $  12,430        $  12,533
Net realized gain (loss)                                       847           (1,616)
Net unrealized appreciation (depreciation)                  17,487          (18,562)
                                                         ---------        ---------
    Net Increase (Decrease) from Operations                 30,764           (7,645)
Distributions:
From net investment income - Class A                       (10,607)         (11,213)
From net investment income - Class B                        (2,027)          (1,553)
                                                         ---------        ---------
                                                            18,130          (20,411)
                                                         ---------        ---------
Fund Share Transactions:
Receipts for shares sold - Class A                          25,742           10,341
Value of distributions reinvested - Class A                  5,505            5,653
Cost of shares repurchased - Class A                       (31,959)         (24,102)
                                                         ---------        ---------
                                                              (712)          (8,108)
                                                         ---------        ---------
Receipts for shares sold - Class B                          20,614            9,212
Value of distributions reinvested - Class B                  1,165              834
Cost of shares repurchased - Class B                        (9,525)          (4,402)
                                                         ---------        ---------
                                                            12,254            5,644
                                                         ---------        ---------
    Net Increase (Decrease) from Fund
      Share Transactions                                    11,542           (2,464)
                                                         ---------        ---------
        Total Increase (Decrease)                           29,672          (22,875)

NET ASSETS
Beginning of period                                        152,365          175,240
                                                         ---------        ---------
End of period (including undistributed net
  investment income of $56 and $253, respectively)       $ 182,037        $ 152,365
                                                         ---------        ---------

NUMBER OF FUND SHARES
Sold - Class A                                               4,064            1,620
Issued for distributions reinvested - Class A                  864              914
Repurchased - Class A                                       (5,033)          (3,874)
                                                         ---------        ---------
                                                              (105)          (1,340)
                                                         ---------        ---------
Sold - Class B                                               3,230            1,470
Issued for distributions reinvested - Class B                  182              135
Repurchased - Class B                                       (1,489)            (714)
                                                         ---------        ---------
                                                             1,923              891
                                                         ---------        ---------



See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
 ................................................................................

ORGANIZATION: Colonial Income Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

                 Notes to Financial Statements/December 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended December 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $24,221 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $81,803 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

                 Notes to Financial Statements/December 31, 1995
--------------------------------------------------------------------------------

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

INVESTMENT ACTIVITY: During the year ended December 31, 1995, purchases and sales of investments, other than short-term obligations, were $149,748,420 and $137,797,906, respectively, of which $2,513,732 and $2,765,781, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1995, based on cost of investments for both financial statement and federal income tax purposes was:


                 Gross unrealized appreciation      $   11,395,623
                 Gross unrealized depreciation          (1,113,083)
                                                    --------------
                     Net unrealized appreciation    $   10,282,540
                                                    ==============

CAPITAL LOSS CARRYFORWARDS: At December 31, 1995, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                          Capital loss
                  expiration                        carryforward
                 -----------------------            ------------
                 1996....................           $    248,000
                 1997....................              2,834,000
                 1998....................              4,686,000
                 1999....................             10,466,000
                 2002....................              1,007,000
                                                    ------------
                                                    $ 19,241,000
                                                    ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:



                                                                                Year ended December 31
                                                 --------------------------------------------------------------------------------
                                                                 1995                                          1994
                                                    Class A                 Class B                Class A              Class B
                                                 ------------            ------------           ------------         ------------
Net asset value -
   Beginning of period                           $      5.950            $      5.950           $      6.720         $      6.720
                                                 ------------            ------------           ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.472                   0.425                  0.487                0.440
Net realized and
unrealized gain (loss)                                  0.698                   0.698                 (0.761)              (0.761)
                                                 ------------            ------------           ------------         ------------
   Total from Investment
      Operations                                        1.170                   1.123                 (0.274)              (0.321)
                                                 ------------            ------------           ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                      (0.480)                 (0.433)                (0.496)              (0.449)
                                                 ------------            ------------           ------------         ------------
Net asset value -
   End of period                                 $      6.640            $      6.640           $      5.950         $      5.950
                                                 ============            ============           ============         ============
Total return (b)                                        20.30%                  19.42%                 (4.09%)              (4.82%)
                                                 ============            ============           ============         ============
RATIOS TO AVERAGE NET ASSETS
Expenses                                                 1.09%(c)                1.84%(c)               1.11%                1.86%
Net investment income                                    7.45%(c)                6.70%(c)               7.80%                7.05%
Portfolio turnover                                         85%                     85%                    16%                  16%
Net assets at end
of period (000)                                  $    143,834            $     38,203           $    129,560         $     22,805


(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year ratios are net of benefits received, if any.

(d) Not annualized.

(e) Annualized.

                                         Year ended December 31
     ------------------------------------------------------------------------------------------------
                    1993                                    1992                             1991
        Class A              Class B             Class A             Class B (a)           Class A
     ------------         ------------        ------------         ------------          ------------
     $      6.460         $      6.460        $      6.460         $      6.390          $      5.970
     ------------         ------------        ------------         ------------          ------------

            0.501                0.451               0.546                0.290                 0.587

            0.261                0.261               0.001                0.088                 0.487
     ------------         ------------        ------------         ------------          ------------

            0.762                0.712               0.547                0.378                 1.074
     ------------         ------------        ------------         ------------          ------------


           (0.502)              (0.452)             (0.547)              (0.308)               (0.584)
     ------------         ------------        ------------         ------------          ------------

     $      6.720         $      6.720        $      6.460         $      6.460          $      6.460
     ============         ============        ============         ============          ============
            12.05%               11.23%               8.83%                6.00%(d)             18.80%
     ============         ============        ============         ============          ============


             1.10%                1.85%               1.24%                1.99%(e)              1.25%
             7.45%                6.70%               8.49%                7.74%(e)              9.46%
               46%                  46%                 68%                  68%                   44%

     $    155,543         $     19,787        $    149,309         $      6,092          $    146,905

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS
    OF COLONIAL INCOME FUND

    In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Income Fund (a series of Colonial Trust I) at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
February 9, 1996

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ...... press 1

For account information ........................................ press 2

To speak to a Colonial representative .......................... press 3

For yield and total return information ......................... press 4

For duplicate statements or new supply of checks ............... press 5

To order duplicate tax forms and year-end statements ........... press 6
(February through May)

To review your options at any time during your call ............ press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                        SHAREHOLDER SERVICES
                      TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial Fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawls from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial Fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.


* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Income Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.















                                23

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios

                                TRUSTEES

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechart, Price, & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin, & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice-President--Operations, The Rockport
 Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England--Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood
 Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN L. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

                -----------    --------------------
                 NOT FDIC-       MAY LOSE VALUE
                  INSURED        NO BANK GUARANTEE
                -----------    --------------------

           COLONIAL INVESTMENT SERVICES, INC., Distributor (c) 1996
      One Financial Center, Boston, Massachusetts  02111-2621, 617-426-3750

                        IF-02/624R-1295  (2/96)